Risks and Concentration	6 Months Ended
Jun. 30, 2024
Risks and Concentration [Abstract]
RISKS AND CONCENTRATION
3.	RISKS AND CONCENTRATION

Foreign currency risk

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the Peoples Bank of China, controls the conversion of RMB into other currencies. The value of the RMB is subject to changes in central government policies, international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. The Group’s cash and cash equivalents denominated in RMB amounted to RMB52,913 and RMB59,324 as of December 31, 2023 and June 30, 2024, respectively.

Concentration risks

Financial instruments that potentially expose the Group to significant concentration of credit risk primarily consist of cash and cash equivalents and short-term investments. As of December 31, 2023 and June 30, 2024, substantially all of the Group’s cash and cash equivalents and short-term investments were deposited in financial institutions located in the PRC. There are two customers individually represent 21.7% and 21.1% of total net revenue for the six months ended June 30, 2023. There is one customer individually represent 19.5% of total net revenue for the six months ended June 30, 2024.

There is one and three customers individually represent greater than 10% of total accounts receivable as of June 30, 2023 and 2024, respectively. Their aggregated percentage to total accounts receivable is 17.5% and 36.8% as of June 30, 2023 and 2024, respectively.

There is one and one supplier that individually represent greater than 10% of the total cost of revenue (excluding impairment loss) for the six months ended June 30, 2023 and 2024.